UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2011

AMERIGON INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	0-21810	95-4318554
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21680 Haggerty Road, Ste. 101, Northville, MI	48167
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 504-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 250.13e-4(c))

Section 1.	Not applicable.

Section 2.	Financial Information.

Item 2.02	Results of Operations and Financial Condition

On August 24, 2011, W.E.T. Automotive Systems AG, a German company of which Amerigon Incorporated (the “Company”) holds a majority interest, publicly released its Half Year Report 2011 covering the period from January 1, 2011 to June 30, 2011 (the “Half Year Report”). A copy of the Half Year Report is filed as Exhibit 99.1 to this report and is incorporated in this report by reference. The information in this Section 2, Item 2.02 and the attached exhibit shall not be deemed filed by the Company for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any Company filing under the Securities Act of 1933, except as shall be expressly stated by specific reference in such filing.

Sections 3-8.  Not applicable.

Section 9.	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1    Half Year Report 2011 of W.E.T. Automotive Systems AG

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGON INCORPORATED

By:	/s/ BARRY G. STEELE
Barry G. Steele,
Chief Financial Officer

Date: August 24, 2011

Exhibit Index

99.1     Half Year Report 2011 of W.E.T. Automotive Systems AG